UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
     Date of Report (Date of earliest event reported) June 14, 2010 (June 9, 2010)
Baldwin Technology Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-9334	13-3258160

(Commission File Number)	(IRS Employer Identification No.)

Two Trap Falls Road, Suite 402, Shelton, CT	06484

(Address of Principal Executive Offices)	(Zip Code)
203-402-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
     On June 9, 2010, Baldwin Technology Company, Inc. (the “Company”) and certain of its subsidiaries entered into Waiver and Amendment No. 7 to Credit Agreement (the “Amendment”) with Bank of America, N.A. as a Lender and as Administrative Agent, and certain other Lenders. The Amendment provides for a waiver by the Lenders of the Company’s failure to meet the Currency Adjusted Net Sales covenant for the consecutive three-month period ending May 31, 2010. The Amendment also amends the Credit Agreement to make certain modifications to the required Currency Adjusted Net Sales and EBITDA financial covenants and to permit the Company to acquire Nordson UV and incur certain debt in connection with the acquisition, all as more fully set forth in the Amendment.
     A copy of the Amendment is attached to this Report as Exhibit 10.1, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The disclosure contained in “Item 1.01 — Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events
     On June 9, 2010, the Company entered into an agreement to purchase Nordson UV Ltd., a wholly owned subsidiary of Nordson Corporation, that provides UV curing systems used in the graphic arts. The Company issued a press release dated June 14, 2010 announcing this acquisition. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

10.1	Waiver and Amendment No. 7 to Credit Agreement dated as of June 9, 2010, among Baldwin Technology Company, Inc., Baldwin Germany Holding GmbH, Baldwin Germany GmbH, Baldwin Oxy-Dry GmbH, the other Credit Parties party thereto, Bank of America, N.A. as a Lender and as Administrative Agent, and the other Lenders party thereto (filed herewith).

99.1	Press release entitled “Baldwin to Acquire Nordson UV Ltd. Expands Baldwin Product Offerings in Graphic Arts to Include UV Curing” issued by the Company on June 14, 2010 (filed herewith).

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which the Company competes, the forward-looking statements of the Company contained in this Current Report on Form 8-K are subject to the risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009, and other Securities and Exchange Commission filings.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BALDWIN TECHNOLOGY COMPANY, INC. (Registrant)
By:	/s/John P. Jordan
John P. Jordan
Vice President, Treasurer and Chief Financial Officer

Dated: June 14, 2010